Exhibit 99.1

HERCULES INCORPORATED

LETTER OF TRANSMITTAL

OFFER TO EXCHANGE
$250,000,000 aggregate principal amount of
6 3/4% Senior Subordinated Notes due 2029
that have been registered under the Securities Act of 1933, as amended, for $250,000,000 aggregate principal amount of outstanding
6 3/4% Senior Subordinated Notes due 2029

     THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON             , 2004, UNLESS EXTENDED (THE “EXPIRATION DATE”). TENDERS OF OUTSTANDING NOTES MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

DELIVERY TO:

Wells Fargo Bank, National Association,
Exchange Agent

By registered and certified mail:
Wells Fargo Bank, National Association
MAC #N9303-121
Corporate Trust Operations
P.O. Box 1517
Minneapolis, Minnesota 55480-1517

By regular mail or overnight delivery:
Wells Fargo Bank, National Association
MAC #N9303-121
Corporate Trust Operations
6th Street & Marquette Avenue
Minneapolis, Minnesota 55479

By hand:
Wells Fargo Bank, National Association
Corporate Trust Operations, 12th Floor
608 Second Avenue South
Minneapolis, Minnesota 55402

Facsimile:
(612) 667-6282
Attn: Specialized Finance

Telephone:
(800) 344-5128

     Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

     Please read this entire Letter of Transmittal carefully before completing any box below.

     The undersigned acknowledges that he or she has received and reviewed the prospectus, dated         , 2004 (as the same may be amended or supplemented from time to time, the “Prospectus”), of Hercules Incorporated, a Delaware corporation (the “Company”), and this Letter of Transmittal (the “Letter”), which together constitute the Company’s offer (the “Exchange Offer”) to issue $250,000,000 in aggregate principal amount of its 6 3/4% Senior Subordinated Notes due 2029 (the “Exchange Notes”), in exchange for a like aggregate principal amount of its outstanding 6 3/4% Senior Subordinated Notes due 2029 (the “Outstanding Notes”) that were issued and sold in reliance upon an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”).

     For each Outstanding Note accepted for exchange, the holder of such Outstanding Note will receive an Exchange Note having an aggregate principal amount equal to that of the surrendered Outstanding Note.

     This Letter is to be completed by a holder of Outstanding Notes either if certificates are to be forwarded herewith or if a tender of certificates for Outstanding Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the “Book-Entry Transfer Facility”) pursuant to the procedures set forth in the Prospectus under “Description of Exchange Offer—Procedures for Tendering Outstanding Notes—Book-Entry Delivery Procedure” and an Agent’s Message (as defined herein) is not delivered. Delivery of this Letter and any other required documents should be made to the Exchange Agent. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

     Holders of Outstanding Notes whose certificates are not immediately available, or who are unable to deliver their certificates (or cannot obtain a confirmation of the book-entry tender of their Outstanding Notes into the Exchange Agent’s account at the Book-Entry Transfer Facility (a “Book-Entry Confirmation”) on a timely basis) and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in the Prospectus under “Description of Exchange Offer—Procedures for Tendering Outstanding Notes—Guaranteed Delivery Procedure.” See Instruction 1.

     The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to exchange their Outstanding Notes must complete this Letter in its entirety.

     The instructions included with this Letter must be followed. Questions and requests for assistance or for additional copies of the Prospectus and this Letter may be directed to the Exchange Agent.

     List below the Outstanding Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Outstanding Notes should be listed on a separate signed schedule affixed to this Letter.

DESCRIPTION OF OUTSTANDING NOTES

(See Instruction 2)

		Aggregate Principal	Principal Amount
Name(s) and Address(es) of	Certificate	Amount Represented	Tendered
Registered Holder(s)	Number(s)*	By Certificate*	(If Less Than All)**

Total

*	Need not be completed if Outstanding Notes are being tendered by book-entry transfer.

**	Unless otherwise indicated in this column, the holder will be deemed to have tendered the full aggregate principal amount represented by such Outstanding Notes. See Instruction 2. Outstanding Notes tendered hereby must be in integral multiples of $1,000. See Instruction 1.

__	Check here if tendered Outstanding Notes are being delivered by book-entry transfer made to the account maintained by the Exchange Agent with the Book-Entry Transfer Facility and complete the following:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

By crediting Outstanding Notes to the Exchange Agent’s Account at the Book-Entry Transfer Facility in accordance with the Book-Entry Transfer Facility’s Automated Tender Offer Program (“ATOP”) and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting an Agent’s Message to the Exchange Agent in which the holder of Outstanding Notes acknowledges and agrees to be bound by the terms of this Letter, the participant in ATOP confirms on behalf of itself and the beneficial owners of such Outstanding Notes all provisions of this Letter applicable to it and such beneficial owners as if it had completed the information required herein and executed and transmitted this Letter to the Exchange Agent.

__	Check here if tendered Outstanding Notes are being delivered pursuant to a Notice of Guaranteed Delivery and complete the following:

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution that Guaranteed Delivery:

If delivered by book-entry transfer, complete the following:

               Account Number:

               Transaction Code Number:

__	Check here if you are a broker-dealer and you wish to receive 10 additional copies of the Prospectus and 10 copies of any amendments or supplements thereto.

Name:

Address:

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company for exchange the aggregate principal amount of Outstanding Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Outstanding Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Outstanding Notes as are being tendered hereby.

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company in connection with the Exchange Offer) with respect to the tendered Outstanding Notes with full power of substitution to (i) deliver such Outstanding Notes, or transfer ownership of such Outstanding Notes on the account books maintained by the Book-Entry Transfer Facility, to the Company and deliver all accompanying evidences of transfer and authenticity, and (ii) present such Outstanding Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Outstanding Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Outstanding Notes tendered hereby and to acquire Exchange Notes issuable upon the exchange of such tendered Outstanding Notes, and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company.

     The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the “SEC”), as set forth in no-action letters issued to third parties, that the Exchange Notes issued in exchange for the Outstanding Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than (i) any such holder that is an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act or (ii) any broker-dealer that purchases Outstanding Notes from the Company to resell pursuant to Rule 144A under the Securities Act (“Rule 144A”) or any other available exemption) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders’ business and such holders have no arrangement with any person to participate in the distribution of such Exchange Notes and are not participating in, and do not intend to participate in, the distribution of the Exchange Notes. The undersigned acknowledges that the Company does not intend to request the SEC to consider, and the SEC has not considered, the Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances.

     The undersigned hereby further represents that (i) it is not an “affiliate,” as defined in Rule 405 under the Securities Act, of the Company; (ii) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Exchange Notes to be issued in the Exchange Offer; and (iii) it is acquiring the Exchange Notes in its ordinary course of business. As a condition to its participation in the Exchange Offer, any holder using the Exchange Offer to participate in a distribution of the Exchange Notes acknowledges and agrees that, if the resales are of Exchange Notes obtained by it in exchange for Outstanding Notes acquired directly from the Company or any affiliate of the Company, it (i) could not, under current SEC policy, rely on applicable interpretations of the staff of the SEC; and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction and that such a secondary resale transaction must be covered by an effective registration statement.

     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

     The undersigned also warrants that acceptance of any tendered Outstanding Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of certain of its obligations under the Registration Rights Agreement, which has been incorporated by reference as an exhibit to the registration statement in connection with the Exchange Offer.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Outstanding Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in this Letter.

     The undersigned understands that tenders of the Outstanding Notes pursuant to any one of the procedures described under “Description of Exchange Offer—Procedures for Tendering Outstanding Notes” in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions of the Exchange Offer.

     The undersigned recognizes that, under certain circumstances set forth in the Prospectus under “Description of Exchange Offer—Conditions to the Exchange Offer,” the Company may not be required to accept for exchange any of the Outstanding Notes tendered. Outstanding Notes not accepted for exchange or withdrawn will be returned to the undersigned at the address set forth below unless otherwise indicated under “Special Delivery Instructions” below.

     Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, please deliver the Exchange Notes (and, if applicable, substitute certificates representing Outstanding Notes for any Outstanding Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Outstanding Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the Exchange Notes (and, if applicable, substitute certificates representing Outstanding Notes for any Outstanding Notes not exchanged) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both “Special Issuance Instructions” and “Special Delivery Instructions” are completed, please issue the Exchange Notes issued in exchange for the Outstanding Notes accepted for exchange (and, if applicable, substitute certificates representing Outstanding Notes for any Outstanding Notes not exchanged) in the names of the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the “Special

Issuance Instructions” and “Special Delivery Instructions” to transfer any Outstanding Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Outstanding Notes so tendered for exchange.

     The Book-Entry Transfer Facility, as the holder of record of certain Outstanding Notes, has granted authority to the Book-Entry Transfer Facility participants whose names appear on a security position listing with respect to such Outstanding Notes as of the date of tender of such Outstanding Notes to execute and deliver this Letter as if they were the holders of record. Accordingly, for purposes of this letter, the term “holder” shall be deemed to include such Book-Entry Transfer Facility participants.

     The undersigned, by completing the box entitled “Description of Outstanding Notes” above and signing this Letter and delivering such Outstanding Notes and this Letter to the Exchange Agent, will be deemed to have tendered the Outstanding Notes as set forth in such box above.

Special Issuance Instructions
(See Instructions 3, 4 and 5)

To be completed ONLY if certificates for Outstanding Notes not tendered or not accepted for exchange, or Exchange Notes issued in exchange for Outstanding Notes accepted for exchange, are to be issued in the name of and sent to someone other than the undersigned, or if Outstanding Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue (certificates) to:

Name(s):

(please type or print)

(please type or print)

Address:

(include zip code)

(taxpayer identification
or social security number)

(COMPLETE SUBSTITUTE FORM W-9)

______ Credit unexchanged Outstanding Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

(book entry transfer facility
account number, if applicable)

Special Delivery Instructions
(See Instructions 3, 4 and 5)

To be completed ONLY if certificates for Outstanding Notes not tendered or not accepted for exchange, or Exchange Notes issued in exchange for Outstanding Notes accepted for exchange, are to be sent to someone other than the undersigned or to the undersigned at an address other than shown in the box entitled “Description of Outstanding Notes” above.

Mail to:

Name(s):

(please type or print)

(please type or print)
Address:

(include zip code)

(taxpayer identification
or social security number)

(COMPLETE SUBSTITUTE FORM W-9)

IMPORTANT: Unless guaranteed delivery procedures are complied with, this
Letter or a facsimile hereof or an Agent’s Message in lieu hereof (in each case, together with the certificate(s) for Outstanding Notes or a confirmation of book-entry transfer and all other required documents) must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration
Date.

Please read this entire letter of transmittal carefully before completing any box above.

PLEASE SIGN HERE

(To be completed by all tendering holders whether or not Outstanding Notes are being physically tendered hereby)
(Please also complete and return the accompanying Substitute Form W-9)

X

X

	Signature(s) of owner(s)	Date

Area Code and Telephone Number:

     If a holder is tendering any Outstanding Notes, this Letter must be signed by the registered holder(s) exactly as the name(s) appear(s) on the certificate(s) for the Outstanding Notes or on a security position listing as the owner of Outstanding Notes by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter. If Outstanding Notes to which this Letter relates are held of record by two or more joint holders, then all such holders must sign this Letter. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the company of such person’s authority to so act. See Instruction 3.

Name(s):		Capacity:

(please type or print)
Address:

(please type or print)

SIGNATURE GUARANTEE BY AN ELIGIBLE INSTITUTION

(If required by Instruction 3)

Signature(s) Guaranteed by an Eligible Institution:

(Authorized Signature)	(Title)

(Name of Firm)	(Address, Including Zip Code)

(Area Code and Telephone Number)

Dated:

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. Delivery of This Letter and Outstanding Notes; Guaranteed Delivery Procedures.

     This Letter is to be completed by noteholders if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the Prospectus under “Description of Exchange Offer—Procedures for Tendering Outstanding Notes—Book-Entry Delivery Procedure” and an Agent’s Message is not delivered. Certificates for all physically tendered Outstanding Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to 5:00 p.m., New York City time, on the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Outstanding Notes tendered hereby must be in denominations of principal amount that are integral multiples of $1,000. The term “Agent’s Message” means a message, transmitted by The Depository Trust Company and received by the Exchange Agent and forming a part of the Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from a participant tendering Outstanding Notes which are subject to the Book-Entry Confirmation and that such participant has received and agrees to be bound by this Letter and that the Company may enforce this Letter against such participant.

     Noteholders who wish to tender their Outstanding Notes and (a) whose certificates for Outstanding Notes are not immediately available, (b) who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date or (c) who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Outstanding Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus under “Description of Exchange Offer—Procedures for Tendering Outstanding Notes—Guaranteed Delivery Procedure.” Pursuant to such procedures,

     (i) such tender must be made through an Eligible Institution (as defined in Instruction 3 below),

     (ii) on or prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or a facsimile thereof or an Agent’s Message in lieu thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by telegram, telex, facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Outstanding Notes and the amount of Outstanding Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange (“NYSE”) trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Outstanding Notes, or a Book-Entry Confirmation, and any other documents required by the Letter, will be deposited by the Eligible Institution with the Exchange Agent, and

     (iii) the certificates for all physically tendered Outstanding Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, are received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

     The method of delivery of this Letter, the Outstanding Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Outstanding Notes are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

     See “Description of Exchange Offer” in the Prospectus.

2. Partial Tenders (Not Applicable to Noteholders Who Tender By Book-Entry Transfer).

     Tenders of Outstanding Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Outstanding Notes is tendered, the tendering holder(s) should fill in the principal amount of Outstanding Notes to be tendered in the box above entitled “Description of Outstanding Notes.” The entire principal amount of the Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of Outstanding Notes is not tendered, then Outstanding Notes for the principal amount of Outstanding Notes not tendered and Exchange Notes issued in exchange for any Outstanding Notes accepted will be sent to the holder at his or her registered address, unless otherwise provided in the appropriate box on this Letter, promptly after the Outstanding Notes are accepted for exchange.

3. Signatures on This Letter; Bond Powers and Endorsements; Guarantee of Signatures.

     If this Letter is signed by the registered holder of the Outstanding Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates representing such Outstanding Notes without alteration, enlargement or any change whatsoever.

     If this Letter is signed by a participant in the Book-Entry Transfer Facility, the signature must correspond with the name as it appears on the security position listing as the holder of the Outstanding Notes.

     If any tendered Outstanding Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

     If any tendered Outstanding Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

     When this Letter is signed by the registered holder or holders of the Outstanding Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued, or any untendered Outstanding Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of its authority to so act must be submitted with the Letter.

     Endorsements on certificates for Outstanding Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or a commercial bank, a clearing agency, insured credit union, a savings association or trust company having an office or correspondent in the United States or an “eligible guarantor” institution within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each an “Eligible Institution”).

     Signatures on this Letter need not be guaranteed by an Eligible Institution if the Outstanding Notes are tendered: (i) by a registered holder of Outstanding Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Outstanding Notes) who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this Letter, or (ii) for the account of an Eligible Institution.

4. Special Issuance and Delivery Instructions.

     Tendering holders of Outstanding Notes should indicate, in the applicable box or boxes, the name and address (or account at the Book-Entry Transfer Facility) to which Exchange Notes issued pursuant to the Exchange Offer, or substitute Outstanding Notes not tendered or accepted for exchange, are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Outstanding Notes by book-entry transfer may request that Outstanding Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such noteholder may designate hereon. If no such instructions are given, such Outstanding Notes not exchanged will be returned to the name or address of the person signing this Letter.

5. Tax Identification Number.

     Under the federal income tax laws, payments that may be made by the Company on account of Exchange Notes issued pursuant to the Exchange Offer may be subject to backup withholding at the rate specified in Section 3406(a)(1) of the Code (the “Specified Rate”). In order to avoid such backup withholding, each tendering holder should complete and sign the Substitute Form W-9 included in this Letter and provide the correct taxpayer identification number (“TIN”) and certify, under penalties of perjury, that (a) the TIN provided is correct; (b) that (i) the holder has not been notified by the Internal Revenue Service (the “IRS”) that the holder is subject to backup withholding as a result of failure to report all interest or dividends, (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding or (iii) the holder is exempt from backup withholding; and (c) the holder is a U.S. person (including a U.S. resident alien). If the tendering holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such holder should write “Applied For” in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9, and sign the Certificate of Awaiting Taxpayer Identification Number. If “Applied For” is written in Part I, the Company (or the Paying Agent under the Indenture governing the Exchange Notes) shall retain the Specified Rate of payments made to the tendering holder during the sixty (60) day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent or the Company with his or her TIN within sixty (60) days after the date of the Substitute Form W-9, the Company (or the Paying Agent) shall remit such amounts retained during the sixty (60) day period to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent or the Company with his or her TIN within such sixty (60) day period, the Company (or the Paying Agent) shall remit such previously retained amounts to the IRS as backup withholding. In general, if a holder is an individual, the taxpayer identification number is the Social Security number of such individual. If the Exchange Agent or the Company is not provided with the correct taxpayer identification number, the holder may be subject to a $50 penalty imposed by the IRS. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8BEN), signed under penalties of perjury, attesting to that individual’s exempt status. Such statements can be obtained from the Exchange Agent. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Outstanding Notes are registered in more than one name), consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.”

     Failure to complete the Substitute Form W-9 will not, by itself, cause Outstanding Notes to be deemed invalidly tendered, but may require the Company (or the Paying Agent) to withhold the Specified Rate of the amount of any payments made on account of the Exchange Notes. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

6. Transfer Taxes.

     The Company will pay all transfer taxes, if any, applicable to the transfer of Outstanding Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Notes or substitute Outstanding Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Outstanding Notes tendered hereby, or if tendered Outstanding Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Outstanding Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter, the amount of such transfer taxes will be billed directly to such tendering holder.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Outstanding Notes specified in this Letter.

7. Waiver of Conditions.

     The Company reserves the absolute right to amend, waive or modify, in whole or in part, any or all conditions to the Exchange Offer.

8. No Conditional Tenders.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Outstanding Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Outstanding Notes for exchange.

     Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Outstanding Notes nor shall any of them incur any liability for failure to give any such notice.

9. Mutilated, Lost, Stolen or Destroyed Outstanding Notes.

     Any holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions. This Letter and related documents cannot be processed until the Outstanding Notes have been replaced.

10. Requests for Assistance or Additional Copies.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter and the Notice of Guaranteed Delivery, may be directed to the Exchange Agent, at the address and telephone number indicated above.

11. Incorporation of Letter of Transmittal.

     This Letter shall be deemed to be incorporated in and acknowledged and accepted by any tender through the Book-Entry Transfer Facility’s ATOP procedures by any participant on behalf of itself and the beneficial owners of any Outstanding Notes so tendered.

12. Withdrawals.

     Tenders of Outstanding Notes may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption “Description of Exchange Offer#Withdrawal of Tenders” in the Prospectus.

TO BE COMPLETED BY ALL TENDERING HOLDERS

(See Instruction 5)

PLEASE CAREFULLY READ THE IMPORTANT TAX INFORMATION BELOW

Payer’s Name: Hercules Incorporated
SUBSTITUTE FORM W-9 Department of the Treasury, Internal Revenue Service Payer’s request for Taxpayer Identification Number (TIN)	Part I – Please provide your
Taxpayer Identification
Number in the box at right
and certify by signing and
dating below. See the
enclosed “Guidelines for
Certification of Taxpayer
Identification Number on
Substitute Form W-9” for
instructions.	Social Security Number OR Employer Identification Number

Please fill in your name and address below	Part II — TIN Applied For:

Name:	For Payees Exempt from Backup Withholding (See Enclosed Guidelines)

Number and Street	Part III — Certification — Under the penalties of perjury, I certify that:

City, State and Zip Code	(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

Check appropriate box:

Individual/Sole Proprieter Corporation Partnership Other	(2) I am not subject to backup withholding either because I am exempt from backup withholding, I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including a U.S. resident alien).

Signature: Date:

Certification Guidelines – You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of under reporting of interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out line (2).

CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER
(Required if box in Part II above is checked)

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payer, the Specified Rate of all payments made to me on account of the Exchange Notes shall be retained until I provide a taxpayer identification number to the payer and that, if I do not provide my taxpayer identification number within sixty (60) days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and the Specified Rate of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

Signature:                                          Date:

NOTE: Failure to complete and return this form may result in backup withholding of the Specified Rate of any payments made to you under the Exchange Notes. Please review the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional details.